Exhibit 10.1
Execution Version
FRE 408 -- Privileged Settlement Communication
AGREEMENT TO EXTEND TEMPORARY WAIVER PERIOD AND WAIVER OF EVENT OF DEFAULT FOR MISSED INTEREST PAYMENT
October 6, 2023
USD Partners LP
811 Main St. #2800
Houston, TX 77002
Attn: Adam Altsuler
Re: Agreement to Extend Temporary Waiver Period and Waiver of Event of Default for Missed Interest Payment (this “Agreement”)
Ladies and Gentlemen:
Reference is made to that certain Credit Agreement dated as of November 2, 2018, among USD Partners LP, a Delaware partnership, as a borrower (the “US Borrower”), USD Terminals Canada ULC, an unlimited liability company subsisting under the laws of the Province of British Colombia, Canada, as a borrower (the “Canadian Borrower”, and together with the US Borrower, the “Borrowers” and each a “Borrower”), the lenders party thereto, and Bank of Montreal as administrative agent (in such capacity, the “Administrative Agent”) (as amended by that certain Master Assignment, Assignment of Liens, and Amendment No. 1 to Amended and Restated Credit Agreement dated as of October 29, 2021, Amendment No. 2 to Amended and Restated Credit Agreement dated as of April 6, 2022, Amendment No. 3 to Amended and Restated Credit Agreement dated as of January 31, 2023, and Amendment No. 4 to Amended and Restated Credit Agreement dated as of August 8, 2023 (“Amendment No. 4”), and as further amended, restated, modified or otherwise supplemented from time to time prior to the date hereof, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Credit Agreement.
A.    The Borrowers and Guarantors have requested that the Expiration Date (as defined in Amendment No. 4) of October 10, 2023, be extended to November 3, 2023 (the “Extension Request”). Pursuant to the definition of the Expiration Date in Amendment No. 4, the Borrowers and the Guarantors, on the one hand, and the Administrative Agent and the Required Lenders, on the other hand, may extend the Expiration Date.
B.    The Borrowers will fail to make the next interest payment due under the Credit Agreement on October 10, 2023 (the “Interest Payment”). Pursuant to the terms of the Credit Agreement, failure to make the Interest Payment will result in an Event of Default under Section 8.01(a)(ii) of the Credit Agreement (the “Interest Payment Default”). The Borrowers have requested that the Administrative Agent and the Lenders temporarily waive the Interest Payment Default. Each Borrower and each Guarantor hereby agrees that the Administrative Agent and the Lenders, absent the temporary waiver of the Interest Payment Default granted hereunder, have certain rights, remedies, powers and privileges provided to them under the Credit Agreement and the Loan Documents resulting from the occurrence of the Interest Payment Default, and that upon the Expiration Date, the Administrative Agent and the Lenders shall have the ability to exercise of any of such rights, remedies, powers and privileges resulting from the occurrence of the Interest Payment Default.
C.    Each Borrower and each Guarantor hereby agrees that the Administrative Agent and the Lenders are entering into this Agreement in reliance on the representations and warranties herein by the Borrowers and the Guarantors.

1.    Extension Request and Limited Waiver. At the request of the Borrowers and the Guarantors, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in consideration of the agreements herein contained, including the conditions precedent set forth in Section 5 below, the Administrative Agent and the Lenders hereby agree (a) to extend the Expiration Date to November 3, 2023, and (b) to waive the Interest Payment Default on a temporary basis until the Expiration Date (as extended herein) (the period from the Effective Date (defined below) until the Expiration Date shall herein be called, “Short Term Waiver Period”), INSOFAR AS AND ONLY FOR SO LONG AS no Default or Event of Default (other than the Interest Payment Default and the Specified Events of Default as defined in Amendment No. 4, together the “Subject Defaults”) has occurred and is continuing on the date hereof or at any time during the Short Term Waiver Period. The Lenders hereby direct the Administrative Agent to not take any action or enforce any remedies under the Loan Documents or applicable law against the Borrowers or Guarantors solely with respect to the Subject Defaults through the Expiration Date and the expiration of the Short Term Waiver Period. The Lenders shall not direct the Administrative Agent to take any action or enforce any remedies under the Loan Documents or applicable law against the Borrowers or Guarantors solely with respect to the Subject Defaults through the Expiration Date and the expiration of the Short Term Waiver Period.
2.    Reduction of Commitments. In consideration for the Administrative Agent and the Lenders agreeing to the Extension Request and agreeing to a limited waiver of the Interest Payment Default for the Short Term Waiver Period, the Borrowers and the Guarantors hereby agree that as of the Effective Date (defined below) (a) the Aggregate Commitments shall be reduced as reflected on Schedule I attached hereto, and the Commitment of each Lender shall be in the amount set forth opposite its name on such Schedule I, (b) the Letter of Credit Sublimit amount and the L/C Issuer Sublimit amounts for each L/C Issuer shall be permanently reduced to zero, (c) the Swing Line Sublimit amount shall be permanently reduced to zero, and (d) any prepayment of principal (including any prepayment of principle resulting from the Hedge Terminations (defined below)) shall automatically reduce the Aggregate Commitments by such prepayment amount, and the Commitment of each Lender shall be reduced by such Lender’s Applicable Percentage of such prepayment amount. The amount of all outstanding Loans shall be reallocated among the Lenders in accordance with their respective Commitments. Schedule 2.01 of the Credit Agreement shall be amended and restated with Schedule I attached hereto.
3.    [Reserved].
4.    Termination of Hedge Agreements. In consideration for the Administrative Agent and the Lenders agreeing to the Extension Request and agreeing to a limited waiver of the Interest Payment Default for the Short Term Waiver Period, each of the Borrowers and Guarantors hereby consents and agrees to (i) the commencement of the termination of those certain Secured Hedge Agreements between such Borrower, Guarantor and U.S. Bank National Association listed on Schedule II attached hereto (the “Hedge Terminations”) or any other Swap Agreement of the Borrowers or the Guarantors with the corresponding swap counterparty, and (ii) consents and authorizes any Hedge Bank (including but not limited to U.S. Bank National Association) or any other swap counterparty to a Swap Contract to send the payment of all funds otherwise payable to the Borrowers or the Guarantors resulting from the Hedge Terminations or termination of other Swap Contract to the Administrative Agent. For the avoidance of doubt, all such funds shall be distributed to the Lenders in accordance with the terms and conditions of the Credit Agreement, as if an Event of Default has occurred and is continuing.
5.    Conditions Precedent to Effectiveness. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent (the first date of satisfaction of all such conditions herein, the “Effective Date”):

(a)    The Administrative Agent shall have received duly executed counterparts of this Agreement from the Borrowers, the Guarantors, the Administrative Agent, and the Required Lenders.
(b)    Each of the Borrowers and the Guarantors shall have confirmed and acknowledged to the Administrative Agent and the Lenders, that by its execution and delivery of this Agreement that they do hereby confirm and acknowledge to the Administrative Agent and the Lenders, that (i) the execution, delivery and performance of this Agreement has been duly authorized by all requisite corporate action on its part; (ii) the Credit Agreement and each other Loan Document to which it is a party constitute valid and legally binding agreements enforceable against it, in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity; (iii) after giving effect to this Agreement, the representations and warranties by the Borrowers or the Guarantors as applicable, contained in the Credit Agreement, Amendment No. 4 and in the other Loan Documents, to which it is a party, are true and correct on and as of the date hereof in all material respects as though made as of the date hereof; (v) all of its obligations under Section 5 of Amendment No. 4 are hereby ratified and confirmed by such Borrower or Guarantor; and (vi) no Default or Event of Default (other than the Subject Defaults) exists under the Credit Agreement or any of the other Loan Documents after giving effect to this Agreement.
(c)    The Borrowers shall have paid (i) all reasonable and documented fees and out-of-pocket expenses incurred by the Administrative Agent (ii) all reasonable and documented fees, and out-of-pocket charges and disbursements of Mayer Brown LLP, US counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent), (iii) all reasonable and documented fees, and out-of-pocket charges and disbursements of Blake’s, Cassels & Graydon LLP, Canadian counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) incurred in connection with this Agreement, and (iv) all reasonable and documented fees, out-of-pocket charges and disbursements incurred by PA Consulting Group, Inc., in connection with this Agreement.
6.    Post-Closing Conditions.
(a)    The Borrowers will deliver to the Administrative Agent by not later than three (3) Business Days after the Effective Date (or such later date as the Administrative Agent may decide in its sole discretion): (i) a duly executed Collateral Assignment of that certain Lease of Property (Industrial Lease – Unimproved -Year to Year) dated as of July 17, 2009, between Union Pacific Railroad Company, as the lessor, and West Colton Rail Terminal LLC, as the lessee, in form and substance reasonably satisfactory to the Administrative Agent (provided that such assignment shall not be recorded without the Borrowers’ advance written consent and that the deadline for delivery of such assignment shall be extended so that in no event is it less than three (3) Business Days after Lender’s delivery of the form of such Collateral Assignment); and (ii) evidence that the transactions required for the Hedge Terminations have been finalized.
(b)    The settlement and payment of all funds otherwise payable to the Borrowers or the Guarantors resulting from the Hedge Terminations shall be delivered to the Administrative Agent by not later than three (3) Business Days (or such later date as the Administrative Agent may decide in its sole discretion) after the effectiveness of such terminations; provided that such deadline shall be extended to the extent the delay is not a result of any action or inaction by the Borrower or any Guarantor.
7.    Release. The Borrowers and the Guarantors hereby reaffirm and ratify the terms of the Release provision set forth in Section 11 of Amendment No. 4, as to any and all acts or inactions of the Lenders and the Administrative Agent though the Effective Date (as defined in Amendment No. 4), and upon the Borrowers’ and the Guarantors’ execution of this Agreement, each such Release is being granted anew by each signatory hereunder upon the execution date of this Agreement (for the avoidance of doubt these Releases are in addition to the Release having already been granted with the execution of Amendment No. 4), and each of the Borrowers and the Guarantors, on behalf of themselves and each of their respective successors, legal representatives and assigns, as well as any other party claiming by, through or under each such entity (each a “Releasing Party” and collectively, the “Releasing Parties”) hereby release, waive, forever relinquish and agree to hold harmless from and against any and all claims, demands, obligations, liabilities and causes of action of whatever kind or nature, whether known or unknown, liquidated or unliquidated, contingent or certain, and asserted or unasserted, which any of the Releasing Parties have, had, or may have or might assert from the beginning of time up through and including the date of execution of this Agreement against the Administrative Agent, the Lenders and/or their respective parents, affiliates, participants, officers, directors, employees, agents, attorneys, accountants, representatives, consultants, successors and assigns, directly or indirectly, which occurred, existed, was taken, permitted or begun at any time prior to and up to the execution of this Agreement, arising out of, based upon, or in any manner connected with (i) any transaction, event, circumstance, action, failure to act or occurrence of any sort of type, whether known or unknown, including without limitation any and all such claims arising out of or related, in any respect, to the Credit Agreement, any other Loan Document and/or the administration thereof or the Obligations created thereby, or (ii) any matter related to, in any respect, the foregoing, in each case, prior to the execution of this Agreement.
7.    Reservation of Rights. Notwithstanding anything contained in this Agreement to the contrary, the Borrowers and the Guarantors acknowledge that the Administrative Agent and the Lenders do not waive, and expressly reserve, the right to exercise, at any time during the Short Term Waiver Period, any and all of their rights and remedies under the Credit Agreement (as amended or modified by this Agreement), any other Loan Document and applicable law, in each case, in respect of any Default or Event of Default other than the Subject Defaults.
Without limiting the generality of the foregoing, the Borrowers and the Guarantors hereby agree that (i) none of the Administrative Agent, the Lenders or the L/C Issuers, as applicable, has waived or does waive the Interest Payment Default past the Expiration Date, or any other current or future Default, Event of Default or other event of default that may now or hereafter exist (other than the Specified Events of Default defined in Amendment No. 4 but only during the Temporary Waiver Period), (ii) any forbearance of any rights, powers, privileges and other remedies by the Administrative Agent, the Lenders or the L/C Issuers, as applicable, under the Loan Documents, or at law or in equity, with respect to any of the Events of Default or event of default identified above or any other current or future Default, Event of Default or other event of default shall not be, and shall not be construed as, a waiver thereof, and the Administrative Agent, the Lenders or L/C Issuers, as applicable, reserve their rights to invoke fully any and all such rights, powers, privileges and other remedies under the Loan Documents, or at law or in equity, at any time the Administrative Agent, the Lenders or the L/C Issuers, as applicable, deem appropriate in respect thereof, in accordance with the Loan Documents, as applicable, and without further notice, (iii) the Administrative Agent, the Lenders or the L/C Issuers, as applicable, reserve the right to identify and assert additional Defaults or Events of Default that may now or hereafter exist under the Loan Documents and demand any sums that may be, or become, due under the Loan Documents, including, without limitation, accrued and unpaid late charges and costs of collection (including, without limitation, attorneys’ fees and expenses) and other costs and (iv) nothing contained herein, or in any other correspondence with you or your representatives, shall constitute, or be deemed to constitute, a modification of, or waiver under, the Loan Documents, or acceptance of any event, occurrence or circumstance that may constitute a Default or an Event of Default under the Loan Documents.

8.    Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provisions so held to be invalid.
9.    Counterparts and Governing Law. The counterpart execution provisions set forth in Section 11.10 or the Credit Agreement and the governing law provisions set forth in Section 11.15 of the Credit Agreement are incorporated herein by reference mutatis mutandis.
[The remainder of this page is intentionally left blank; signature pages to follow]

This Agreement is executed as of the day and year first above written.

ADMINISTRATEIVE AGENT, L/C ISSUER, SWING LINE LENDER AND LENDER:

BANK OF MONTREAL,
as Administrative Agent, L/C Issuer, Swing Line Lender, and a Lender

By:    /s/ Radhika Kapur
Name:    Radhika Kapur
Title:    Director

LENDERS:

U.S. BANK NATIONAL ASSOCIATION,
as L/C Issuer and a Lender

By:    /s/ Tim Hill
Name:    Tim Hill
Title:    Vice President

CITIBANK, N.A.,
as L/C Issuer and a Lender

By:    /s/ Gabe Juarez
Name:    Gabe Juarez
Title:    Vice President

FIRST HORIZON BANK,
as a Lender

By:    /s/ Mike Smith
Name:    Mike Smith
Title:    Vice President

GOLDMAN SACHS BANK USA,
as a Lender

By:    /s/ Andrew Vernon
Name:    Andrew Vernon
Title:    Authorized Signatory

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:    /s/ Valery Amourous
Name:    Valery Amourous
Title:    Director

MUFG BANK, LTD.,
as a Lender

By:    /s/ David Helffrich
Name:    David Helffrich
Title:    Director

Acknowledged and agreed to by:
BORROWERS AND GUARANTORS:

USD PARTNERS LP

By: USD PARTNERS GP LLC, its general partner

By:    /s/ Adam Altsuler
Name:    Adam Altsuler
Title:    Executive Vice President and Chief Financial Officer

USD TERMINALS CANADA ULC

By:    /s/ Adam Altsuler
Name:    Adam Altsuler
Title:    Senior Vice President and Chief Financial Officer

USD LOGISTICS OPERATIONS GP LLC

By:    /s/ Adam Altsuler
Name:    Adam Altsuler
Title:    Executive Vice President and Chief Financial Officer

USD LOGISTICS OPERATIONS LP

By: USD LOGISTICS OPERATIONS GP LLC, its general partner

By:    /s/ Adam Altsuler
Name:    Adam Altsuler
Title:    Executive Vice President and Chief Financial Office

WEST COLTON RAIL TERMINAL LLC

By:    /s/ Adam Altsuler
Name:    Adam Altsuler
Title:    Executive Vice President and Chief Financial Officer

USD TERMINALS LLC

By:    /s/ Adam Altsuler
Name:    Adam Altsuler

Title    Executive Vice President and Chief Financial Officer

USD RAIL LP

By:    /s/ Adam Altsuler
Name:    Adam Altsuler
Title:    Executive Vice President and Chief Financial Officer

USD RAIL CANADA ULC

By:    /s/ Adam Altsuler
Name:    Adam Altsuler
Title:    Senior Vice President and Chief Financial Officer

USD TERMINALS CANADA II ULC

By:    /s/ Adam Altsuler
Name:    Adam Altsuler
Title:    Senior Vice President and Chief Financial Officer

USD TERMINALS CANADA III ULC

By:    /s/ Adam Altsuler
Name:    Adam Altsuler
Title:    Senior Vice President and Chief Financial Officer

USDP FINANCE CORP.

By:    /s/ Adam Altsuler
Name:    Adam Altsuler
Title:    Chief Financial Officer

STROUD CRUDE TERMINAL LLC

By:    /s/ Adam Altsuler
Name:    Adam Altsuler
Title:    Senior Vice President and Chief Financial Officer

SCT PIPELINE LLC

By:    /s/ Adam Altsuler

Name:    Adam Altsuler
Title:    Senior Vice President and Chief Financial Officer

USDP CCR LLC

By:    /s/ Adam Altsuler
Name:    Adam Altsuler
Title:    Senior Vice President and Chief Financial Officer

USD TERMINALS LLC (as successor to USD Terminals International S.a.r.l.)

By:    /s/ Adam Altsuler
Name:    Adam Altsuler
Title:    Executive Vice President and Chief Financial Officer

Schedule I
Commitment Schedule
SCHEDULE 2.01
Commitments and Applicable Percentages
At no time shall any Lender’s aggregate Commitment exceed the Commitment set forth for such Lender in the Commitment column below.

Lender	Commitment	Applicable Percentage
Bank of Montreal	$49,865,519.78	25.4545454545%
U.S. Bank National Association	$49,865,519.78	25.4545454545%
Citibank, N.A.	$30,631,676.44	15.6363636364%
MUFG Bank Ltd.	$20,302,309.20	10.3636363636%
Sumitomo Mitsui Banking Corporation	$20,302,390.20	10.3636363636%
First Horizon Bank	$14,247,291.37	7.2727272727%
Goldman Sachs Bank USA	$10,685,468.52	5.4545454545%
Total	195,900,256.28	100%

Schedule II

Secured Hedge Agreements and Swap Contracts

Unique Swap Identifier:	******************************************
Type of Transaction:	Interest Rate Swap
Notional Amount:	USD 175,000,000.00
Trade Date:	October 12, 2022
Effective Date	October 17, 2022
Termination Date	October 17, 2027, subject to adjustment in accordance with the Modified Following Business Day Convention.